                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 2003

                     STRUCTURED ASSET SECURITIES CORPORATION
                     ---------------------------------------
                 (Exact name of registrant specified in Charter)

       Delaware                  333-102489                   74-2440850
       --------                  ----------                   ----------
    (State or other             (Commission                   (IRS Employer
    jurisdiction of             File Number)               Identification No.)
    incorporation)

              745 Seventh Avenue, 7th Floor
                   New York, New York                             10019
              -----------------------------                       -----
        (Address of principal executive offices)                 Zip Code

           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
                                    ---------
          Former name and former address, if changed since last report)

ITEM 5.  Other Events.

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-102489 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $615,308,100.00 in aggregate principal amount Class 1-A1, Class 1-A2, Class 1-A3, Class 1-PAX, Class 2-A, Class 2-AX, Class 3-A1, Class 3-A2, Class 3-AX, Class 4-A, Class 4-AX, Class 4-PAX, Class 5-A, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-24A on July 30, 2003. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 20, 2003, as supplemented by the Prospectus Supplement, dated July 28, 2003 (collectively, the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of July 1, 2003, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and JPMorgan Chase Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-PAX, Class 2-A, Class 2-AX, Class 3-A1, Class 3-A2, Class 3-AX, Class 4-A, Class 4-AX, Class 4-PAX, Class 5-A, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class P-I, Class P-II, Class P-III and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of five pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $620,280,099.42 as of July 1, 2003. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 7.  Financial Statements; Pro Forma Information and Exhibits.

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

               1.1 Terms Agreement, dated July 25, 2003, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

               4.1 Trust Agreement, dated as of July 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and JPMorgan Chase Bank, as Trustee.

               99.1 Mortgage Loan Sale and Assignment Agreement, dated as of July 1, 2003, between Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

               99.2 Servicing Agreement, dated as of July 1, 2003, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

               99.3 Reconstituted Servicing Agreement, dated as of July 1, 2003, between Cendant Mortgage Corporation and Lehman Brothers Holdings Inc..

               99.4 Transfer Notice, dated as of July 1, 2003, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

               99.5 Reconstituted Servicing Agreement, dated as of July 1, 2003, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Holdings Inc.

               99.6 Mortgage Loan Flow Purchase Sale & Servicing Agreement, dated as of February 1, 2002, by and among Lehman Brothers Bank, FSB, Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

               99.7 Mortgage Loan Flow Purchase, Sale and Servicing Agreement dated as of May 29, 2001, by and among Lehman Brothers Bank, FSB, Cendant Mortgage

                                     Corporation and Bishop's Gate Residential
                                     Mortgage Trust (formerly known as Cendant
                                     Residential Mortgage Trust).

               99.8 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings, F.A.

               99.9 Seller's Warranties and Servicing Agreement, dated as of March 1, 2003, between Lehman Brothers Bank, FSB and Wells Fargo Home Mortgage, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRUCTURED ASSET SECURITIES
                                        CORPORATION


                                        By:     /s/ Michael C. Hitzmann
                                                -----------------------
                                        Name:   Michael C. Hitzmann
                                        Title:  Vice President

Date:  August 14, 2003

                                  EXHIBIT INDEX

Exhibit No.                             Description                                   Page No.
-----------                             -----------                                   --------
1.1               Terms Agreement, dated July 25, 2003, between Structured Asset
                  Securities Corporation, as Depositor and Lehman Brothers
                  Holdings Inc., as the Underwriter.

4.1               Trust Agreement, dated as of July 1, 2003, among Structured
                  Asset Securities Corporation, as Depositor, Aurora Loan
                  Services Inc., as Master Servicer and JPMorgan Chase Bank, as
                  Trustee.

99.1              Mortgage Loan Sale and Assignment Agreement, dated as of July
                  1, 2003, between Lehman Brothers Holdings Inc., as Seller and
                  Structured Asset Securities Corporation, as Purchaser.

99.2              Servicing Agreement, dated as of July 1, 2003, between Lehman
                  Brothers Holdings Inc. and Aurora Loan Services Inc.

99.3 Reconstituted Servicing Agreement, dated as of July 1, 2003, between Cendant Mortgage Corporation and Lehman Brothers
                  Holdings Inc.

99.4              Transfer Notice, dated as of July 1, 2003, between Colonial
                  Savings, F.A. and Lehman Brothers Holdings Inc.

99.5 Reconstituted Servicing Agreement, dated as of July 1, 2003, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers
                  Holdings Inc.

99.6 Mortgage Loan Flow Purchase Sale & Servicing Agreement, dated as of February 1, 2002, by and among Lehman Brothers Bank,
                  FSB, Cendant Mortgage Corporation and Bishop's Gate
                  Residential Mortgage Trust (formerly known as Cendant
                  Residential Mortgage Trust).

99.7 Mortgage Loan Flow Purchase, Sale and Servicing Agreement dated as of May 29, 2001, by and among Lehman Brothers Bank, FSB, Cendant Mortgage Corporation and Bishop's Gate
                  Residential Mortgage Trust (formerly known as Cendant
                  Residential Mortgage Trust).

99.8 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora

                  Loan Services Inc. and Colonial Savings, F.A.

99.9              Seller's Warranties and Servicing Agreement, dated as of March
                  1, 2003, between Lehman Brothers Bank, FSB and Wells Fargo
                  Home Mortgage, Inc.